EXHIBIT 10.12


                            Executive Severance Plan

                         CITIZENS FINANCIAL CORPORATION
                            EXECUTIVE SEVERANCE PLAN

         CITIZENS FINANCIAL CORPORATION, a Kentucky corporation (the "Company"), has adopted this Executive Severance Plan (the "Plan"), effective as of June 1, 2002, for the benefit of certain key employees of the Company.

1. The purposes of the Plan are as follows:

2. To reinforce and encourage the continued attention and dedication of Company Executives (as defined below) to their assigned duties without the distraction arising from the possibility of a change of control of the Company; and

3. To provide severance benefits to any Executive (as defined below) in the event of his or her termination of employment under the circumstances described herein within a certain period following a Change of Control (as defined below).

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                                    ARTICLE 1
                                   DEFINITIONS
     1.1 Definitions. For purposes of the Plan, the following terms shall have the meanings indicated below:

          (A) "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (B) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Act.

          (C)  "Board" shall mean the Board of Directors of the Company.

          (D)  "Cause"  shall  mean

               (i) any act of fraud or personal dishonesty committed by the Executive and intended to result in personal enrichment at the expense of the Company,
               (ii) commission of a felony or other offense that involves moral turpitude or is injurious to the Company,

               (iii) a willful act by the Executive that constitutes gross misconduct and that is injurious to the Company, or

               (iv)    two   or  more   violations  by   the  Executive  of  the
Executive's duties to the Company that are demonstrably willful and deliberate; provided that in the case of this clause

               (iv) the Executive has received in at least one instance written notice of the described activity, has been afforded a period of 20 days to cure or correct the activity described in the notice, and has failed to cure, correct or cease the activity, as appropriate.

          (E) A "Change of Control" shall be deemed to have occurred if all of the following shall have occurred:

               (i) Any "Person"(as such term is used in Sections 13(d) and 14(d) of the Act) other than the Control Shareholder) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then outstanding voting securities;

               (ii) Darrell R. Wells ceases for any reason to serve as an executive officer of the Company; and

               (iii) The Kentucky Department of Insurance would no longer consider Darrell R. Wells to be a "controlling" "person," as such terms are defined in Kentucky Revised Statutes Chapter 304.37-010(5) and (8), of the Company's insurance subsidiaries.

          (F) "Control Shareholder" shall mean Darrell R. Wells together with his Affiliates.

          (G) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (H)  "Committee"    shall   mean   the   committee   responsible   for
administering the Plan, as described in Article 3 hereof, the Executive Committee of the Board or the committee appointed by it, as the case may be.

          (I) "Company" shall mean Citizens Financial Corporation, a Kentucky corporation, but shall also mean any successor to its business and/or assets by merger, share exchange, share purchase, asset acquisition or otherwise or any combination thereof.1

          (J) "Disability" shall mean the Executive's incapacity due to physical or mental illness to perform his or her full-time duties with the Company for a continuous period of three months or an aggregate of six months in any eighteen-month period.

          (K)  "Good Reason" shall mean,  without the  consent of the Executive,

               (i) any changes in the duties and responsibilities of the Executive that are materially inconsistent with the duties and responsibilities of the Executive within the Company immediately prior to the Change of Control,

               (ii) any reduction of the Executive's salary, aggregate incentive compensation opportunities (excluding any reduction in incentive compensation awards due to the economic performance of the Company) or aggregate benefits,

               (iii) any required relocation of the Executive's office beyond a 50 mile radius from the location of the Executive's office immediately prior to the Change of Control,

               (iv) any failure by the Company to obtain the assumption of the Plan by a successor of the Company, or

               (v) the Company's requiring the Executive to travel materially in excess of the Executive's business travel obligations prior to the Change of Control.

          (L) "Executives" shall mean the following individuals, and such other individuals as the Committee may,from time to time, determine: Tonya R.Crawford; Robert N. Greenwood; James L. Head; Lane A. Hersman; and Brent L. Nemec.

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1     For example,  with  reference  to Section  1(E), in the event (i) Citizens
Financial Corporation is merged into another corporation or (ii) another corporation acquires the shares of Citizens Financial Corporation in a share exchange or by purchase or (iii) another corporation acquires its assets, a "Change of Control" shall not be deemed to have occurred unless (a) a Person other than the Control Shareholder is the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the surviving or acquiring corporation's then outstanding voting securities and (b) Darrell R. Wells does not serve as an executive officer of the surviving or acquiring corporation and
(c) the Kentucky Department of Insurance would no longer consider Darrell R. Wells to be a "controlling" person, as such terms are defined in Kentucky Revised Statutes Chapter 304.37-010(5) and (8) of the surviving or acquiring corporation's insurance subsidiaries.

          (M) "Protected Period" shall mean the period beginning on the date of a Change of Control and ending on the date that is twelve (12) months after the date of such Change of Control.

                                   ARTICLE 2.
                                  TERM OF PLAN

     2.1 The effective date of the Plan shall be June 1, 2002 (the "Effective Date"). The Plan shall remain in effect until the earlier of

               (i) October 1, 2004, if no Change of Control has occurred before such date or
               (ii)   the  date  of  the  termination of  the  Plan pursuant  to
Section 10.4 hereof.

                                   ARTICLE 3.
                             ADMINISTRATION OF PLAN

     3.1 Administration by Executive Committee. Prior to the date of a Change of Control, the Plan shall be interpreted, administered and operated by the Executive Committee of the Board; on and after the date of a Change of Control, the Plan shall be interpreted, administered and operated by a committee of individuals appointed by the Executive Committee of the Board as such Committee is constituted immediately prior to the Change of Control. In each case, subject to the terms of the Plan, the Committee shall have complete authority, in its sole discretion subject to the express provisions of the Plan, to determine who shall be an Executive, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee may delegate any of its duties hereunder to such person or persons from time to time as it may designate.

     3.2 Expenses of Administration. All expenses and liabilities that members of the Committee may incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE 4
                               SEVERANCE BENEFITS

     4.1 If an Executive's employment with the Company is terminated during the Protected Period (a) by the Company other than for Cause or Disability, or
(b) by the Executive for Good Reason, the Company shall, in lieu of any other severance payments or benefits payable by the Company to the Executive (except as otherwise expressly provided in a written agreement between the Company and the Executive that such severance payments or benefits are to be paid in addition to any payment or benefit described herein), pay to such Executive within ten (10) business days after the Executive's Date of Termination a severance payment (the "Severance Payment") as follows: a lump sum payment in an amount equal to the sum of the Executive's annual base salary and the Executive's annual cash bonus, in each case, for the year prior to the fiscal year in which the Change of Control occurs. The Severance Payment and other benefits described herein shall be conditioned upon the execution by the Executive of the Company's standard form general release or, if it has not then adopted a standard form, a general release in form specified by the Company.

                                   ARTICLE 5.
                            TERMINATION OF EXECUTIVE

     5.1 Notice of Termination. Any purported termination of an Executive's employment following a Change of Control (other than by reason of death) shall be communicated by written Notice of Termination from one party to the other party in accordance with Section 8 hereof. For purposes of this Plan, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, no termination for Cause shall be effective without notice to the Executive setting forth the reasons for the Company's intention to terminate. Notwithstanding anything contained herein, no termination for Good Reason shall be effective unless (A) the Executive has delivered to the Company a Notice of Termination in accordance with this Section 5.1 within thirty (30) days after the occurrence of the event or circumstance which constitutes Good Reason under Section 1.1(K) hereof, and (B) the Company has not cured or corrected such event or circumstance within twenty (20) days after receipt of such notice.

     5.2 Date of Termination. "Date of Termination," with respect to any purported termination of an Executive's employment (other than by reason of the Executive's death or Disability), shall mean the date specified in the Notice of Termination (which shall be within thirty (30) days from the date such Notice of Termination is given).

     5.3 Covenants. The Executive agrees that, in order for the Executive to be eligible to receive the Severance Payment and other benefits described herein, the Executive must comply with the covenants set forth in paragraphs (A) and (B) of this Section 5.3. In the event that an Executive breaches or violates any provision of paragraphs (A) and (B) of this Section 5.3, the Executive shall forfeit any right and interest of the Executive to receive any

Severance Payment or other benefit described herein and the Executive shall promptly refund to the Company all payments received under Article IV.

          (A) The Executive hereby agrees, upon termination of the Executive's employment with the Company, that the Executive shall hold, in a fiduciary capacity for the benefit of the Company, all secret or confidential information, knowledge or data relating to the Company and its businesses, that shall have been obtained by the Executive during his or her employment by the Company and that shall not be public knowledge. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to any person or entity other than the Company and those persons designated by the Company.

          (B) The Executive hereby agrees that, for a period commencing on the Date of Termination and terminating on the first anniversary thereof, the Executive shall not, either on the Executive's own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder orotherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Company any of its officers or employees; provided, however, that a general advertisement to which an employee of the Company responds shall in no event be deemed to result in a breach of this Section 5.3(B).

                                   ARTICLE 6.
                                 NO MITIGATION

     6.1 The Company agrees that, in order for an Executive to be eligible to receive the Severance Payment and other benefits described herein, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Article IV hereof. Further, the amount of any payment or benefit provided for in this Plan shall not be reduced by any compensation or income earned by the Executive as the result of employment by another employer or self-employment, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                                   ARTICLE 7.
                                   SUCCESSORS

     7.1 Company's Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume this Plan and all obligations of the Company hereunder in the same manner and to the same extent that the Company would be so obligated if no such succession had taken place.

     7.2 Company's Assigns. This Plan shall inure to the benefit of and shall be binding upon the Company, its successors and assigns, but without the prior written consent of the Executives this Plan may not be assigned other than in connection with the merger or sale of substantially all of the business and/or assets of the Company or similar transaction in which the successor or assignee assumes (whether by operation of law or express assumption) all obligations of the Company hereunder.

     7.3 Executive's Successors. This Plan shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, legatees or other beneficiaries. If an Executive should die with any amount owing to such Executive hereunder, such amount, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executors, personal representatives or administrators of such Executive's estate. When a payment is due under this Plan to an Executive who is unable to care for his or her affairs, payment may be made directly to his or her legal guardian or personal representative.

     7.4 Executor's Assigns. Except as otherwise provided herein or by law, no right or interest of any Executive under the Plan shall be assignable or transferable, in whole or in part, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner, and no attempted assignment or transfer thereof by the Executive shall be effective. No right or interest of any Executive under the Plan shall be subject to any obligation or liability of such Executive.

                                   ARTICLE 8.
                                    NOTICES

     8.1 For the purpose of this Plan, notices and all other communications provided for in the Plan shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to an Executive, to the address on file with the Company and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

         To the Company:            Citizens Financial Corporation
                                    The Marketplace, Suite 300
                                    12910 Shelbyville Road
                                    Louisville, Kentucky 40203
                                    Attention: President

                                    ARTICLE 9.
                                CLAIMS; EXPENSES

     9.1 Claim for Benefits. An Executive may file with the Committee a written claim for benefits under the Plan if the Executive believes that the Company has not paid the Executive all amounts due under the Plan. The Committee shall, within a reasonable time not to exceed ninety (90) days, provide adequate notice in writing to any Executive whose claim for benefits shall have been denied, setting forth the following: (A) the specific reason or reasons for the denial;
(B) specific reference to the provision or provisions of the Plan on which the denial is based; (C) a description of any additional material or information required to perfect the claim, and an explanation of why such material or information is necessary; and (D) information as to the steps to be taken in order that the denial of the claim may be reviewed.

     9.2 Expenses, Legal Fees. If an Executive commences a legal action to enforce any of the obligations of the Company under this Plan and it is ultimately determined that the Executive is entitled to any payments or benefits under this Plan, the Company shall pay the Executive the amount necessary to reimburse the Executive in full for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Executive with respect to such action.

                                   ARTICLE 10.
                                  MISCELLANEOUS

    10.1 No Waiver. No waiver by the Company or any Executive, as the case may be, at any time of any breach by the other party of, or of any lack of compliance with, any condition or provision of this Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

    10.2 Other Benefits. Except as otherwise specifically provided herein, nothing in the Plan shall affect the level of benefits provided to or received by any Executive (or the Executive's estate or beneficiaries) as part of any employee benefit plan of the Company, and the Plan shall not be construed to affect in any way an Executive's rights and obligations under any other plan maintained by the Company on behalf of employees.

    10.3 No Right to Employment. Nothing contained in this Plan or any documents relating to the Plan shall (A) confer upon any Executive any right to continue in the employ of the Company, its successor or a subsidiary,
(B) constitute any contract or agreement of employment, or (C) interfere in any way with the right of the Company to terminate the Executive's employment at any time, with or without Cause.

    10.4 Termination and Amendment of Plan. Prior to a Change of Control, the Board shall have the right to amend or terminate the Plan and add or remove Executives from time to time, in its sole and absolute discretion. From and after the date of a Change of Control, the Board shall not have the right to terminate the Plan or amend it any manner, that adversely affects the rights of any Executive unless the Company has obtained the prior written consent of each affected Executive. Notwithstanding the foregoing, the Plan shall automatically terminate on the date following the termination of the Protected Period, provided however, that all obligations accrued by Executives prior to such termination of the Plan must be satisfied in full in accordance with the terms hereof.

    10.5 Tax Withholding. All amounts payable hereunder shall be subject to applicable federal, state and local tax withholding.

    10.6 Kentucky Law. This Plan shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the Commonwealth of Kentucky (without regard to the conflicts of laws principles thereof), to the extent not preempted by federal law, which shall otherwise control.

    10.7 Severability. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect to the fullest extent permitted by law.